                                                                   EXHIBIT 10.42


                                 PROMISSORY NOTE
                                 August 7, 1998
                                     (Date)


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
 441 East Main Street, Corry, Erie County, PA 16407 & 5577 Taylor Drive, Millington, Shelby County, TN 38053
------------------------------------------------------------------------------------------------------------------------------------
        (Street Address of Makers)      (Town)         (County)           (State)(Zip Code)



FOR VALUE RECEIVED, MCINNES STEEL COMPANY AND TAYLOR FORGE COMPANY ("Maker") promises, jointly and severally if more than one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, or any subsequent holder hereof (each, a "Payee") at its office located at 4 North Park Drive, Suite 500, Hunt Valley, MD 21030 or at such other place as Payee may designate, the principal sum of SIX MILLION ONE HUNDRED SIXTY FIVE THOUSAND EIGHTY ONE DOLLARS ($6,165,081.00), with interest thereon, from the date hereof through and including the dates of payment, at a fixed interest rate of NINE AND TWENTY FIVE ONE HUNDREDTHS PERCENT (9.25%) per annum, to be paid in lawful money of the United States, in FORTY-EIGHT (48) consecutive monthly installments of principal and interest of ONE HUNDRED TWENTY EIGHT THOUSAND FIVE HUNDRED SIXTY AND 31/100 DOLLARS ($128,560.31) each (each, a "Periodic Installment") AND A FINAL INSTALLMENT IN THE AMOUNT OF $1,479,619.44. The first Periodic Installment shall be due and payable on SEPTEMBER 7, 1998, and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date. Payments shall be paid by wire transfer of immediately available funds to BANKER'S TRUST, ONE BANKERS TRUST PLAZA, NEW YORK, NY 10006, ACCOUNT NO.: 50-260-660, ABA NO. 021-001-033, or to such other account as holder may request.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof.

This Note is secured by Collateral Schedule No. G-1 to Master Security Agreement dated July 17, 1998 ("Security Agreement.")

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. In the event that (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement following any applicable notice and/or cure period, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of 500 basis points over the fixed interest rate payable hereunder or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment (in addition to all other sums due hereunder or under the Security Agreement) of an additional sum as a premium equal to the following percentages of the remaining principal balance for the indicated period:
   Prior to the first annual anniversary date of this Note: two percent (2%) Prior to the second annual anniversary date of this Note: two percent (2%) Prior to the third annual anniversary date of this Note: one percent (1%) Prior to the fourth annual anniversary date of this Note: one-half percent (.5%) and zero percent (0%) thereafter

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all reasonable expenses incurred in collection, including Payee's actual attorneys' fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Note may be filed as a written consent to a trial by the court.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

                                       MCINNES STEEL COMPANY

/s/ Patty M. Hellenschmidt             By: /s/ Timothy M. Hunter (L.S.)
----------------------------------         -------------------------------------
   (Witness)                               Signature

Patty M. Hellenschmidt                     Timothy M. Hunter
----------------------------------         -------------------------------------
   (Print Name)                            Print name (and title, if applicable)

441 East Main Street                   25-0653540
----------------------------------     -----------------------------------------
   (Address)                           Federal Tax ID Number
Corry, PA  16407
                                       TAYLOR FORGE COMPANY

/s/ Patty M. Hellenschmidt             By: /s/ Timothy M. Hunter (L.S.)
----------------------------------         -------------------------------------
   (Witness)                               Signature

Patty M. Hellenschmidt                     Timothy M. Hunter
----------------------------------         -------------------------------------
    (Print Name)                           Print name (and title, if applicable)

441 East Main Street                   25-1685104
----------------------------------     -----------------------------------------
   (Address)                           Federal Tax ID Number
Corry, PA  16407

                           COLLATERAL SCHEDULE NO. G-1


         THIS COLLATERAL SCHEDULE NO. G-1 incorporates that certain Master Security Agreement dated as of July 17, 1998 between General Electric Capital Corporation for Itself and as Agent for Certain Participants, as Secured Party and McInnes Steel Company and Taylor Forge Company as Debtor. Debtor hereby gives, grants and assigns to General Electric Capital Corporation for Itself and as Agent for Certain Participants ("GECC") a security interest in and against property listed below, and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof. The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to GECC, now existing or hereafter arising, including without limitation that certain Promissory Note dated August 7, 1998 in the original principal amount of $6,165,081.00 (the "Note") and any renewals, extensions and modifications of the Note and such other debts, obligations and liabilities.


                            DESCRIPTION OF COLLATERAL

   Rolling mills, forging presses, rotary hearth furnaces, water and oil tanks, lathing machines, and other equipment located at:

                           Taylor Forge International
                                5577 Taylor Drive
                         Millington, TN (Shelby County)
                                       and
                              McInnes Rolled Rings
                              1533 East 12th Street
                             Erie, PA (Erie County)

   more fully described on the attached "Exhibit No. 1" consisting of 28 pages




Debtor agrees that its obligations under the Note to make payments to GECC in the amounts set forth in the Note are absolute and unconditional and are independent of, and will not assert against GECC, any defense, claim, setoff, recoupment, abatement or other right, existing or future, which Debtor may have against General Electric Capital Corporation or any other person or entity.


SECURED PARTY:                                         DEBTOR:
GENERAL ELECTRIC CAPITAL CORPORATION,                  McINNES STEEL COMPANY
FOR ITSELF AND AS AGENT FOR CERTAIN
PARTICIPANTS

By:    /s/ Mark H. Mooney                          By: /s/ Timothy M. Hunter
       ---------------------------                     -----------------------
Title: Mark H. Mooney                              Title:  Treasurer
       ---------------------------                         -------------------
Transaction & Syndication Manager                   Date:  September 30, 1998
                                                           -------------------

                                                       TAYLOR FORGE COMPANY

                                                   By:  /s/ Timothy M. Hunter
                                                        ----------------------
                                                   Title:  Treasurer
                                                           -------------------
                                                   Date:   September 30, 1998
                                                           -------------------

                      CERTIFICATE OF DELIVERY/INSTALLATION


Undersigned hereby certify that all equipment and property covered by a Security Agreement or Chattel Mortgage dated July 17, 1998 and Note dated August 7, 1998 between General Electric Capital Corporation, for Itself and as Agent for Certain Participants ("Secured Party") and undersigned has been delivered to undersigned and found satisfactory, and that any and all installation has been satisfactorily completed. In order to induce Secured Party to advance the loan evidenced by such Note, undersigned hereby waive any defense, counterclaim or offset thereunder as against Secured Party.


                                           McINNES STEEL COMPANY

                                           By:    /s/  Timothy M. Hunter
                                                  ---------------------------
                                           Title: Treasurer
                                                  ---------------------------
                                           Date:  September 30, 1998
                                                  ---------------------------

                                           TAYLOR FORGE COMPANY

                                           By:    /s/  Timothy M. Hunter
                                                  ---------------------------
                                           Title: Treasurer
                                                  ---------------------------
                                           Date:  September 30, 1998
                                                  ---------------------------